VALIC Company I

Supplement Dated January 23, 2002

to

Prospectus Dated October 1, 2001

Effective immediately, the second paragraph under "T. Rowe Price Associates, Inc. ("T. Rowe Price")" in the section entitled "About the Series Company's Management -Investment Sub-Advisers" of the prospectus will be deleted in its entirety and replaced with the following:

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an Investment Advisory Committee chaired by Michael F. Sola. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.